Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account I

RETIREMENT MASTER

A GROUP DEFERRED FIXED AND VARIABLE ANNUITY CONTRACT

Supplement Dated February 29, 2024 to the Contract Prospectus,

Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2023, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF AND IMPORTANT INFORMATION ABOUT
UPCOMING FUND REORGANIZATIONS

On January 10, 2024, the Board of Directors of Voya Balanced Portfolio, Inc. approved a proposal to reorganize the Disappearing Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”)

Disappearing Portfolio	Surviving Portfolio
Voya Balanced Portfolio (Class I)	Voya Balanced Income Portfolio (Class I) (a series of Voya Partners, Inc.)

The Reorganization does not require shareholder approval. It is expected that the Reorganization will take place on or about July 12, 2024.

From the close of business on June 28, 2024, through the close of business on July 12, 2024, the Disappearing Portfolio will be in a “transition period” during which time a transition manager will align the Disappearing Portfolio’s holdings with those of the Surviving Portfolio. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold corresponding shares of the Surviving Portfolio.

X.130822-23A	February 2024

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectus, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.130822-23A	February 2024